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                                                                    Exhibit 99.2


                Certification of the Principal Financial Officer


                           Pursuant to 18 U.S.C. 1350


                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Vicki L. Avril, the Senior Vice President and Chief Financial Officer of Wallace Computer Services, Inc. (the "Company") certify that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended October 31, 2002 of the Company (the "Report"):


         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Vicki L. Avril
-------------------

Vicki L. Avril
Wallace Computer Services, Inc.
Senior Vice President and Chief Financial Officer


December 13, 2002